Exhibit 3.203
FILED — Arkansas Secretary of State #100163444 10/02/1998 08:00
Instructions: File in DUPLICATE with the Secretary of State, State Capitol, Little Rock, AR 72201-1094 with payment of fees. Duplicate copy will be returned to the corporation at the listed address.
State of Arkansas — Office of Secretary of State ARTICLES OF INCORPORATION of
QHG of Springdale, Inc.
The undersigned, acting as Incorporators of a corporation under the Arkansas Business Corporation Act (Act 958 of 1987), adopt the following articles of incorporation of such Corporation:
First: The Name of the Corporation is: QHG of Springdale, Inc.
Must contain the word “Corporation”, “Incorporated”, “Company”, “Limited’, or the abbreviation “Corp.”, “Inc.”, “Co.”, or “Ltd.” or words or abbreviations of like import in another language.
Second: The aggregate number of shares which the corporation shall have the authority to issue is 1,000 share.
The designation of each class, the number of shares of each class, or a statement that the shares of any class are without par value, are as follows:
Number of Shares 1,000 Class Common
Series (If Any)
Par Value Per Share Or Statement That Shares Are Without Par Value $1.00
Third: The initial registered office of this corporation shall be located at One Riverfront Place, 8th Floor, North Little Rock, AR 72114 and the name of the initial registered agent of this corporation at that address is Corporation Service Company
Filing Fee: $50.00
Fourth: The name and address of each incorporator is as follows:
Gayle Jenkins 103 Continental Place, Brentwood, TN 37027
Fifth: The nature of the business of the corporation and the object or purposes proposed to be transacted, promoted or carried on by it, are as follows:
(a) The primary purpose of the corporation shall be to own healthcare facilities
(b) To conduct any other business enterprise not contrary to law.
(c) To exercise all of the powers enumerated in Section 4-27-302 of the Arkansas Business Corporation Act.
Sixth: EXECUTED this 1st day of October 1998.
/s/ Gayle Jenkins
Gayle Jenkins, Incorporator

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610020 — Date Filed: 12-15-1998 09:52 AM — Total Pages: 1
State of Arkansas
OFFICE OF THE SECRETARY OF STATE
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be conducted by this corporation is: Bates Medical Center
2. The character of the business being or to be conducted under such fictitious name is: hospital
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street, Little Rock, Arkansas 72201
/s/ Gayle Jenkins/Gayle Jenkins, Asst. Secretary
Address: 103 Continental Place, Brentwood, TN 37027
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610018 — Date Filed: 12-15-1998 09:56 AM — Total Pages: 1
State of Arkansas
OFFICE OF THE SECRETARY OF STATE
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be conducted by this corporation is:. Northwest Health System
2. The character of the business being or to be conducted under such fictitious name is: hospitals and other healthcare businesses
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of Incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Roc, Arkansas 72201
/s/ Gayle Jenkins/Gayle Jenkins, Asst. Secretary
Address: 103 Continental Place, Brentwood, TN 37027
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610019 — Date Filed: 12-15-1998 09:58 AM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: Northwest Medical Center
2. The character of the business being or to be conducted under such fictitious name is: hospital
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Rock, Arkansas 72201
/s/ Gayle Jenkins/Gayle Jenkins, Asst. Secretary
Address: 103 Continental Place, Brentwood, TN 37027
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk In the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

FILED — Arkansas Secretary of State #100163444 05/10/2000 00:00
CERTIFIED COPY
NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
To: Sharon Priest
Secretary of State
Corporations Division
State Capitol
Little Rock. Arkansas 72201-1094
Pursuant to the Corporation Laws of the State of Arkansas, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the state of Arkansas. if this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.
☐ Foreign       ☑ Domestic
1. Name of corporation: QHG of Springdale, Inc.
2. Address of its present registered office: 120 East Fourth Little Rock, AR 72201
3. Address to which registered office is to be changed:101 South Spring Street, Little Rock, AR 72201
4. Name of present registered agent: Corporation Service
5. Name of successor registered agent: National Registered Agents, Inc. AR
I, National Registered Agents, Inc. AR, hereby consent to serve as registered agent for this corporation.
/s/ Gaily Ward, Successor Agent
A letter of consent from successor agent may be substituted in lieu of this signature.
6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.
MUST BE FILED IN DUPLICATE
A copy bearing the tile marks of the Secretary of State shall be returned.
If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.
Dated 1-26-2000

/s/ Gayle Jenkins
Title of Authorized Officer: ASSISTANT SECRETARY
Fee $25.00

FILED — Arkansas Secretary of State #100163444 06/11/2001 00:00
CERTIFIED COPY
NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
To: Sharon Priest
Secretary of State
Corporations Division
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the Corporation Laws of the State of Arkansas, (Act 958 of 1987), the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable corporations.
☐ Foreign       ☑ Domestic
1. Name of corporation: QHG OF SPRINGDALE, INC.
2. Street address of present registered office: 101 SOUTH SPRING STREET — LITTLE ROCK, AR 72201
3. Street address to which registered office is to be changed: 120 East Fourth Street, Little Rock, AR 72201
4. Name of present registered agent: NATIONAL REGISTERED AGENTS, INC .
5. Name of successor registered agent: Corporation Service Company
I, Corporation Service Company, hereby consent to serve as registered agent for this corporation.
/s/ Deborah D. Skipper
Successor Agent: DEBORAH D. SKIPPER, Asst. Vice President
A letter of consent from successor agent may be substituted in lieu of this signature.
8. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.
MUST BE FILED IN DUPLICATE
A copy bearing the file marks-of the Secretary of State shall be returned.
If this corporation is governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

Dated May 12, 2001
/s/ Michael L. Silhol
Signature of Authorized Officer
MICHAEL L. SILHOL, Asst. Secretary & Vice President
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610017 — Date Filed: 04-09-2002 09:49 AM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be conducted by this corporation is: Northwest Medical Center of Washington County
2. The character of the business being or to be conducted under such fictitious name is: Healthcare Services
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 East 4th Street Little Rock, Arkansas
/s/ Donald P. Fay
Address: 13455 Noel Road, Tower 2, 20th Floor, Dallas, Texas 75240
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610016 — Date Filed: 04-11-2002 10:35 AM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: Northwest Medical Center of Benton County
2. The character of the business being or to be conducted under such fictitious name is: Healthcare Services
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 East 4th Street Little Rock, Arkansas
/s/ Michael L. Silhol
Address: 13455 Noel Road, Tower 2, 20th Floor, Dallas, Texas 75240
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 6271380002 — Date Filed: 08-27-2002 10:42 AM — Total Pages: 2
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be conducted by this corporation is: Jason Foster MD
2. The character of the business being or to be conducted under such fictitious name is: Medical Practice
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Rock, Arkansas
/s/ Donald P. Fay
Address: 13455 Noel Road #2000 Dallas, Texas 75240
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, State Capital, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00
CERTIFIED COPY
Jason Foster, M.D.
1722 SE Moberly Lane
Bentonville, AR 72712
August 23, 2002

Arkansas Secretary of State
State Capitol
Little Rock, AR 72202
RE: Application for Fictitious Name Dear Ms Priest:
Effective July 1, 2002, I became an employee of QHG of Springdale Inc. My office is located in Bentonville, AR. Please process my application for a fictitious name that is attached to this letter.
Thank you for your prompt attention.
Respectfully,
/s/ Jason Foster
Jason Foster, M.D.

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610015 — Date Filed: 09-20-2002 03:56 PM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: NW Health Physician Services
2. The character of the business being or to be conducted under such fictitious name is: Health Care
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Rock 72201
/s/ [Illegible]
Address: 13455 Noel Road #2000 Dallas, Texas 75240
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610014 — Date Filed: 11-15-2002 01:35 PM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: Fayetteville Childrens Clinic
2. The character of the business being or to be conducted under such fictitious name is: Health Care
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Rock, Arkansas72201
/s/ Donald P. Fay, EVP
Address: 609 W. Maple Ave, Springdale, AR 72764
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State — Document No.: 4628610013 — Date Filed: 11-15-2002 01:38 PM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: Huntsville Clinic
2. The character of the business being or to be conducted under such fictitious name is: Health Care
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 120 E. 4th Street Little Rock, Arkansas 72201
/s/ Donald P. Fay, EVP
Address: 609 W. Maple Ave, Springdale, AR 72764
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State
Document No.: 95230002
Date Filed: 01-29-2003 02:03 PM
Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business Is being, or will be conducted by this corporation is: Dr. Archer @ Northwest
2. The character of the business being or to be conducted under such fictitious name is: Medical Office
3. a) The corporation name of the applicant and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 601 West Maple Springdale AR
/s/ Donald P. Fay
Address: 5800 Tennyson Parkway, Plano, TX 75024 Attn: Don Fay
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
Arkansas Secretary of State
Document No.: 95230003
Date Filed: 01-29-2003 02:03 PM
Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
To: Sharon Priest
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: The Womens Center
2. The character of the business being, or to be, conducted under such fictitious name is: Medical Office
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is: 5601 Greathouse Springs Rd., Johnson, AR
Signature: /s/ Donald P. Fay, EVP
Address: 5800 Tennyson Parkway, Plano, TX 75024 Attn: Don Fay
INSTRUCTIONS:
Prepare this form in duplicate, send to Secretary of State’s Office, Corporations Division, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
APPLICATION FOR FICTITIOUS NAME
For A Limited Liability Limited Partnership
To: Charlie Daniels
Secretary of State
State Capitol
Little Rock, Arkansas 72201-1094
Pursuant to the provisions of Act 1528 of 1999, the undersigned limited liability limited partnership hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be conducted by this limited liability limited partnership is: Northwest Neonatology
2. The character of the business being or to be conducted under such fictitious name is: Neonatal Intensive Care
3. a) The limited liability limited partnership’s name and it’s date of qualification in Arkansas: QHG of Springdale, Inc.
b) The State of registration is: Arkansas
c) The location (city and street address) of the registered office of the applicant limited liability limited partnership in Arkansas is: 120 E 4th Street, Little Rock, AR 72201
Signature: /s/ Donald P. Fay
(The partner acknowledges that he/she is authorized to execute this application)
Address: 609 W. Maple Ave., Springdale, AR 72764
INSTRUCTIONS:
File With the Secretary of State’s Office, Corporation Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the limited liability limited partnership.
Fee $25.00

Arkansas Secretary of State — Document No.: 1576110002 — Date Filed: 01-15-2004 04:19 PM — Total Pages: 1
APPLICATION FOR FICTITIOUS NAME
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: Northwest Medical Center of Benton County Emergency Physicians
2. The character of the business being, or to be, conducted under such fictitious name is
Healthcare Services
3. a) The corporation name of the applicant and its date of qualification In Arkansas: QHG of Springdale, Inc. 10/02/1998
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. Fourth Street
City: Little Rock
State: AR
ZIP: 27701
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute):
Donald P. Fay
Street Address: 5800 Tennyson Parkway
City: Plano
State TX
ZIP: 75024-

Arkansas Secretary of State — Document No.: 1576290002 — Date Filed: 01-16-2004 08:34 AM — Total Pages: 1
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: Northwest Medical Center of Benton County Anesthesiologist
2. The character of the business being, or to be, conducted under such fictitious name is: Healthcare Services
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc. 10/02/1998
b) The State of incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. Fourth Street
City: Little Rock
State:    AR
ZIP: 77201-
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute):
Donald P. Fay
Street Address: 5800 Tennyson Parkway
City:     Plano
State: TX
ZIP:     75024

FILED — Arkansas Secretary of State #100163444 01/16/2004 08:40
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: Northwest Medical Center of Washington County Emergency Physicians
2. The character of the business being, or to be, conducted under such fictitious name is: Healthcare Services
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc. 10/02/1998
b) The State of Incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation In Arkansas is:
Street Address: 120 E. Fourth Street
City:     Little Rock
State: AR
ZIP: 72201
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the Incorporator may execute):
Donald P. Fay
Street Address: 5800 Tennyson Parkway
City: Plano
State TX
ZIP: 75024-

Arkansas Secretary of State — Document No.: 2820260002 — Date Filed: 09-28-2004 02:54 PM — Total Pages: 1
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: The Women’s Center on the Parkway
2. The character of the business being, or to be, conducted under such fictitious name is: healthcare services
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG of Springdale, Inc. 10/02/1998
b) The State of Incorporation is: Arkansas
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. Fourth Street
City: Little Rock
State: AR
ZIP: 72201
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute):
Donald P. Fay
Street Address: 5800 Tennyson Parkway
City: Plano
State: TX
ZIP: 75024

SOS Online Filing System — Application for Fictitious Name Page 1 of 1
Arkansas Secretary of State — Document No.: 2946160002 — Date Filed: 11-12-2004 01:25 PM — Total Pages: 1
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: NORTHWEST SENIOR HEALTH CENTERS — BENTON COUNTY
2. The character of the business being, or to be, conducted under such fictitious name is: HEALTHCARE SERVICES
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG OF SPRINGDALE, INC. 10/2/1998
b) The State of Incorporation is: ARKANSAS
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. 4TH STREET
City: LITTLE ROCK
State: AR
ZIP: 72201
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute):
DONALD P. FAY
Street Address: 5800 TENNYSON PARKWAY
City: PLANO
State: TX
ZIP: 75024

SOS Online Filing System — Application for Fictitious Name Page 1 of 1
Arkansas Secretary of State — Document No.: 2946170002 — Date Filed: 11-12-2004 01:27 PM — Total Pages: 1
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: NORTHWEST SENIOR HEALTH CENTERS -WASHINGTON COUNTY
2. The character of the business being, or to be, conducted under such fictitious name is: HEALTHCARE SERVICES
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG OF SPRINGDALE, INC. 10/2/1998
b) The State of incorporation is: ARKANSAS
(c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. 4TH STREET
City: LITTLE ROCK
State: AR
ZIP: 72201
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute):
DONALD P. FAY
Street Address: 5800 TENNYSON PARKWAY
City: PLANO
State: TX
ZIP: 75024

Arkansas Secretary of State — Document No.: 3009210002 — Date Filed: 12-13-2004 02:56 PM — Total Pages: 1
TRIAD HOSPITALS, INC.
           CERTIFIED COPY
November 17, 2004
Secretary of State
Corporations Division
State Capitol Building
Little Rock, AR 72201-1094
To Whom It May Concern:
Effective today’s date please cancel the two fictitious names that are listed below that are registered for QHG of Springdale, Inc.
Dr. Archer @Northwest
Jason Foster MD
Thank you for your help in this matter.
Sincerely,
/s/ Donald P. Fay
Donald P. Fay, EVP
QHG of Springdale, Inc.
5800 Tennyson Parkway ¨ Plano, Texas 75024 ¨ (214) 473-7000 • www.triadhospitals.com

Arkansas Secretary of State — Document No.: 6271380003 — Date Filed: 12-13-2004 02:56 PM — Total Pages: 1
TRIAD HOSPITALS. INC.
CERTIFIED COPY
November 17, 2004
Secretary of State
Corporations Division State Capitol Building
Little Rock, AR 72201-1094
To Whom It May Concern:
Effective today’s date please cancel the two fictitious names that are listed below that are registered for QHG of Springdale, Inc.
Dr. Archer @Northwest
Jason Foster MD
Thank you for your help in this matter.
Sincerely,
/s/ Donald P. Fay
Donald P. Fay, EVP
QHG of Springdale, Inc.
5800 Tennyson Parkway ¨ Plano, Texas 75024 ¨ (214) 473-7000 ¨ www.triadhospitals.com

Arkansas Secretary of State — Document No.: 3028920002 — Date Filed: 12-21-2004 11:54 AM — Total Pages: 1
TRIAD HOSPITALS, INC.
CERTIFIED COPY
November 19, 2004
Secretary of State
Corporations Division
State Capitol Building
Little Rock, AR 72201-1094
To Whom It May Concern:
Effective today’s date please cancel the fictitious name The Women’s Center on the Parkway that is registered for QHG of Springdale, Inc.
Thank you for your help in this matter.
Sincerely,
/s/ Donald P. Fay
Donald P. Fay, EVP
QHG of Springdale, Inc.
5800 Tennyson Parkway ¨ Plano, Texas 75024 (214) 473-7000 www.triadhospitals.com

Arkansas Secretary of State — Document No.: 3368060002 — Date Filed: 03-16-2005 02:16 PM — Total Pages: 1
CERTIFIED COPY
Application for Fictitious Name
Pursuant to the provisions of the Arkansas Business Corporation Act, the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is: NWHS BENTON COUNTY CENTERTON CLINIC
2. The character of the business being, or to be, conducted under such fictitious name is: HEALTHCARE SERVICES
3. a) The corporation name of the applicant and its date of qualification in Arkansas: QHG OF SPRINGDALE, INC. 10/2/1998
b) The State of incorporation is: ARKANSAS
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street Address: 120 E. 4TH STREET
City: LITTLE ROCK
State: AR
ZIP: 72201
Signature of the Chairman of the Board, President or other officers (if directors have not been selected, the incorporator may execute): DONALD P. FAY
Street Address: 5800 TENNYSON PARKWAY
City: PLANO
State: TX
ZIP: 75024

FILED — Arkansas Secretary of State #100163444 08/08/2005 15:46
CERTIFIED COPY
NOTICE OF CHANGE OF ADDRESS OF THE
AGENT FOR SERVICE OF PROCESS
BY THE REGISTERED AGENT
To: Charlie Daniels
Secretary of State
Corporations Division
Little Rock, AR 72201-1094
Pursuant to the Arkansas code for Change of Registered Agent, the undersigned submits the following statement for the purpose of changing the address of the agent for service of process for the below named entity registered in the state of Arkansas.
1. Name of entity QHG OF SPRINGDALE, INC.
2. The current address of the agent for service of process is:
120 East Fourth Street
Little Rock, AR 72201
3. The address of the agent for service of process is changed to:
101 S. Spring Street
Suite 220
Little Rock, Arkansas 72201
4. Name of the present agent for service of process:
Corporation Service Company
5. The above listed entity has been notified of the change of address of the agent for service of process.
Dated: August 8, 2005
Corporation Service Company
/s/ John H. Pelletier
John H. Pelletier, Asst. VP

CERTIFIED COPY
ARKANSAS SECRETARY OF STATE
Charlie Daniels
Secretary of State
Corporations Division
Little Rock, AR 72201-1094
APPLICATION FOR FICTITIOUS NAME
To: Charlie Daniels
Secretary of State
Business Services Division
State Capitol
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is:
NORTHWEST MEDICAL CENTER-SPRINGDALE
2. The character of the business being, or to be, conducted under such fictitious name is:
HEALTHCARE SERVICES
3. a) The corporation name of the applicant and its date of qualification in Arkansas:
QHG OF SPRINGDALE, INC.
b) The State of incorporation is:
ARKANSAS
c) The location (city and street address) of the registered office of the applicant corporation in Arkansas is:
Street 120 EAST FOURTH STREET
City LITTLE ROCK
State ARKANSAS

Signature:       /s/ (Not legiable)
(Chairman of the Board, President or other officers (If directors have not been selected, the Incorporator may execute)
Address: 5800 Tennyson Parkway Plano TX 75024
INSTRUCTIONS:
File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the corporation and must be filed with the County Clerk in the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00

CERTIFIED COPY
ARKANSAS SECRETARY OF STATE
Charlie Daniels
Secretary of State
Corporations Division
Little Rock, AR 72201-1094
APPLICATION FOR FICTITIOUS NAME
To: Charlie Daniels
Secretary of State
Business Services Division
State Capitol
Pursuant to the provisions of the Arkansas Business Corporation Act, (Act 958 of 1987), the undersigned corporation hereby applies for the use of a fictitious name and submits herewith the following statement:
1. The fictitious name under which the business is being, or will be, conducted by this corporation is:
NORTHWEST MEDICAL CENTER-BENTONVILLE
2. The character of the business being, or to be, conducted under such fictitious name is:
HEALTHCARE SERVICES
3. a) The corporation name of the applicant and its date of qualification in Arkansas:
QHG OF SPRINGDALE, INC.
b) The State of incorporation is:
ARKANSAS
c) The location (city and street address) of the registered office of the applicant corporation In Arkansas is: Street
Street 101 S. Spring #220
City Little Rock
State Arkansas
Signature: /s/ (Not Legiable)
Address: 5800 Tennyson Parkway Plano, TX 75024

INSTRUCTIONS:
File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the corporation and must be filed with the County Clerk In the county in which the corporation’s registered office is located (unless registered office is in Pulaski County).
Fee $25.00